                                                                    EXHIBIT 99.2

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
ASSET QUALITY DETAIL
                                                     June 30,          June 30,             March 31,
(dollars in thousands)                                2005              2004                  2005
                                                    -----------      -----------           -----------
LOAN PORTFOLIO:
Originated residential mortgage                     $    81,345      $   123,216           $    90,355
Home equity                                             798,461          604,096               745,996
Acquired residential mortgage                           489,506          625,857               536,597
Marine                                                  426,155          445,833               431,381
Other                                                    33,677           51,595                35,482
                                                    -----------      -----------           -----------
Total consumer                                        1,829,144        1,850,597             1,839,811

Commercial mortgage                                     491,768          492,856               483,256
Residential real estate construction                    320,918          217,138               264,906
Commercial real estate construction                     310,511          281,044               282,092
Commercial business                                     671,450          677,884               671,110
                                                    -----------      -----------           -----------
     Total loans                                    $ 3,623,791      $ 3,519,519           $ 3,541,175
                                                    ===========      ===========           ===========

NON-PERFORMING ASSETS:
Originated residential mortgage                           $ 709          $ 1,856               $ 1,230
Home equity                                                 105              108                   275
Acquired residential mortgage                             8,449           11,925                 8,900
Other consumer                                              146              110                     -
Commercial mortgage                                       1,598                -                 1,598
Residential real estate construction                          -              132                     -
Commercial real estate construction                           -            3,123                   195
Commercial business                                      11,525           12,412                11,008
                                                    -----------      -----------           -----------
Total non-accrual loans                                  22,532           29,666                23,206
Total renegotiated loans                                      -                -                     -
                                                    -----------      -----------           -----------
    Total non-performing loans                           22,532           29,666                23,206
Total other assets and real estate owned                  1,676            1,567                 1,578
                                                    -----------      -----------           -----------
    Total non-performing assets                        $ 24,208         $ 31,233              $ 24,784
                                                    ===========      ===========           ===========

90-DAY DELINQUENCIES:
Originated residential mortgage                         $ 2,557          $ 5,298               $ 3,315
Home equity                                                 365              172                   348
Acquired residential mortgage                             2,121            2,176                 4,834
Other consumer                                              738              433                 1,033
Residential real estate construction                          -               72                     -
Commercial real estate construction                           -                -                     -
Commercial business                                       1,288            2,435                 1,244
                                                    -----------      -----------           -----------
    Total 90-day delinquencies                          $ 7,069         $ 10,586              $ 10,774
                                                    ===========      ===========           ===========
Asset Quality Ratios:
Non-performing loans to loans                             0.62%            0.84%                 0.66%
Non-performing assets to loans                            0.67%            0.89%                 0.70%
Allowance for loan losses to loans                        1.29%            1.35%                 1.29%
Net charge-offs in quarter to average loans               0.14%            0.25%                 0.24%
Allowance for loan losses to non-performing loans       206.74%          160.75%               196.67%


                                                     Three Months Ended June 30,          Three Months
                                                    ----------------------------        Ended March 31,
ANALYSIS OF ALLOWANCE FOR LOAN LOSSES:                  2005            2004                 2005
                                                    -----------      -----------        ---------------
Balance at beginning of period                       $ 45,639         $ 36,126             $ 46,169
Provision for loan losses                               2,222            1,530                1,575
Allowance of acquired bank                                  -           12,085                    -
Less loans charged-off, net of recoveries:
    Originated residential mortgage                        72               30                   13
    Home equity                                            (1)              (1)                  (1)
    Acquired residential mortgage                          55            1,234                  628
    Other consumer                                        262              234                  (10)
    Commercial mortgage                                     -              207                    -
    Commercial real estate construction                   (67)               -                    -
    Commercial business                                   957              350                1,475
                                                    ----------       ----------            ---------
        Net charge-offs                                 1,278            2,054                2,105
                                                    ----------       ----------            ---------
Balance at end of period                             $ 46,583         $ 47,687             $ 45,639
                                                    ==========       ==========            =========


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
                                                                       Three Months Ended              Six Months Ended
                                                                            June 30                        June 30
                                                                 ----------------------------   ----------------------------
(dollars in thousands, except per share data)                       2005            2004           2005            2004
                                                                 ------------   -------------   ------------   -------------
INTEREST INCOME:
Loans, including fees                                               $ 52,514        $ 43,608      $ 103,018        $ 80,593
Investment securities                                                 24,360          22,871         48,681          45,405
Tax-advantaged loans and securities                                      335             332            654             674
Short-term investments                                                    64              48            107              50
                                                                 ------------   -------------   ------------   -------------
    Total interest income                                             77,273          66,859        152,460         126,722
                                                                 ------------   -------------   ------------   -------------
INTEREST EXPENSE:
Deposits                                                              11,812           9,544         21,939          18,158
Short-term borrowings                                                  4,819           1,365          9,292           2,943
Long-term debt                                                         9,887          10,601         20,153          21,549
                                                                 ------------   -------------   ------------   -------------
    Total interest expense                                            26,518          21,510         51,384          42,650
                                                                 ------------   -------------   ------------   -------------
Net interest income                                                   50,755          45,349        101,076          84,072
Less provision for loan losses                                         2,222           1,530          3,797           3,922
                                                                 ------------   -------------   ------------   -------------
Net interest income, after provision for loan losses                  48,533          43,819         97,279          80,150
                                                                 ------------   -------------   ------------   -------------
NON-INTEREST INCOME:
Service charges on deposit accounts                                   21,761          21,052         41,110          39,583
Commissions and fees                                                   1,314           1,142          2,524           2,366
Net gains (losses)                                                       706          (7,877)           (70)         (7,061)
Other non-interest income                                              4,408           3,259          9,910           6,271
                                                                 ------------   -------------   ------------   -------------
    Total non-interest income                                         28,189          17,576         53,474          41,159
                                                                 ------------   -------------   ------------   -------------
NON-INTEREST EXPENSE:
Salaries and employee benefits                                        24,588          22,048         47,286          42,469
Occupancy expense, net                                                 6,289           4,430         11,563           8,480
Furniture and equipment expense                                        3,612           3,471          7,076           6,614
External processing fees                                               5,125           6,066         10,322          11,361
Merger expenses                                                            -           1,972              -           2,156
Other non-interest expense                                            10,212           8,174         21,053          15,690
                                                                 ------------   -------------   ------------   -------------
Total non-interest expense                                            49,826          46,161         97,300          86,770
                                                                 ------------   -------------   ------------   -------------
Income before income taxes                                            26,896          15,234         53,453          34,539
Income tax expense                                                     8,458           4,734         16,907          11,164
                                                                 ------------   -------------   ------------   -------------
Net income                                                          $ 18,438        $ 10,500      $  36,546        $ 23,375
                                                                 ============   =============   ============   =============

NET INCOME PER SHARE AMOUNTS:
Basic                                                               $   0.56        $   0.35      $    1.11        $   0.85
Diluted                                                                 0.55            0.34           1.09            0.83


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CONDITION

                                                                             June 30,        December 31,     June 30,
(dollars in thousands, except share amounts)                                   2005            2004             2004
                                                                           -------------   --------------   -------------
ASSETS:
Cash and due from banks                                                      $  150,487       $  124,664      $  179,624
Short-term investments                                                            5,973            9,658           7,884
Mortgage loans held for sale                                                      5,595            6,520           6,406
Securities available for sale                                                 1,945,625        2,186,395       2,175,961
Securities held to maturity                                                     112,449          114,671               -
Loans                                                                         3,623,791        3,559,880       3,519,519
Less allowance for loan losses                                                   46,583           46,169          47,687
                                                                           -------------   --------------   -------------
Net loans                                                                     3,577,208        3,513,711       3,471,832
                                                                           -------------   --------------   -------------
Premises and equipment, net                                                      63,770           63,413          70,457
Accrued interest receivable                                                      28,935           28,669          27,936
Goodwill                                                                        256,190          256,241         247,776
Intangible assets                                                                11,685           12,649          13,613
Other assets                                                                    249,471          255,569         221,563
                                                                           -------------   --------------   -------------
Total assets                                                                 $6,407,388       $6,572,160      $6,423,052
                                                                           =============   ==============   =============

LIABILITIES:
Deposits:
Noninterest-bearing                                                          $  931,421       $  811,917       $ 924,096
Interest-bearing                                                              3,106,407        2,970,083       3,206,406
                                                                           -------------   --------------   -------------
    Total deposits                                                            4,037,828        3,782,000       4,130,502
                                                                           -------------   --------------   -------------
Short-term borrowings                                                           677,241          917,893         511,796
Long-term debt                                                                1,031,884        1,205,548       1,168,572
Accrued expenses and other liabilities                                           33,889           49,280          29,305
                                                                           -------------   --------------   -------------
    Total liabilities                                                         5,780,842        5,954,721       5,840,175
                                                                           -------------   --------------   -------------

STOCKHOLDERS' EQUITY:
Common stock (par value $1.00) authorized 100,000,000 shares;
  issued 41,040,258, 40,870,602, and 40,649,190 shares at June 30,
  2005, December 31, 2004 and June 30, 2004, respectively                        41,040           40,871          40,649
Additional paid-in capital                                                      556,229          552,671         547,089
Retained earnings                                                               201,470          182,414         162,647
Net accumulated other comprehensive income (loss)                                (1,490)            (964)        (14,175)
Treasury stock at cost - 8,174,441, 7,768,217 and 7,651,317
  shares at June 30, 2005, December 31, 2004 and
  June 30, 2004, respectively                                                  (170,703)        (157,553)       (153,333)
                                                                           -------------   --------------   -------------
        Total stockholders' equity                                              626,546          617,439         582,877
                                                                           -------------   --------------   -------------
Total liabilities and stockholders' equity                                   $6,407,388       $6,572,160      $6,423,052
                                                                           =============   ==============   =============


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET
INTEREST INCOME

                                                       Three Months Ended                     Three Months Ended
                                                         June 30, 2005                         June 30, 2004
                                           ---------------------------------------   -------------------------------------
(dollars in thousands)                           Average       Income/     Yield/       Average       Income/     Yield/
(tax-equivalent basis)                           Balance       Expense      Rate        Balance       Expense      Rate
                                           -------------  -----------  -----------   -------------  -----------  ---------

ASSETS:
Interest-earning assets:
Originated residential                          $   88,228     $  1,456     6.62 %     $  108,155      $ 1,910     7.10 %
Home equity                                        772,541       10,578     5.49          572,716        6,513     4.57
Acquired residential                               515,747        7,372     5.73          625,145        8,884     5.72
Marine                                             427,921        5,410     5.07          450,148        5,682     5.08
Other consumer                                      34,847          752     8.66           49,193          917     7.50
Commercial mortgage                                478,535        7,288     6.11          429,279        5,626     5.27
Residential construction                           287,238        4,714     6.58          204,964        2,242     4.40
Commercial construction                            293,357        4,424     6.05          259,088        2,326     3.61
Commercial business                                676,863       10,721     6.35          594,828        9,615     6.50
                                                -----------    --------                ----------      -------
Total loans                                      3,575,277       52,715     5.91        3,293,516       43,715     5.34
                                                -----------    --------                ----------      -------
Loans held for sale                                  5,888           87     5.93            7,644          109     5.74
Short-term investments                               9,952           64     2.58           16,316           48     1.18
Taxable investment securities                    2,106,576       24,360     4.64        2,207,444       22,871     4.17
Tax-advantaged investment securities                12,564          245     7.82           16,508          313     7.63
                                                -----------    --------                ----------      -------
    Total investment securities                  2,119,140       24,605     4.66        2,223,952       23,184     4.19
                                                -----------    --------                ----------      -------
    Total interest-earning assets                5,710,257       77,471     5.44        5,541,428       67,056     4.87
                                                -----------    --------                ----------      -------
Less: allowance for loan losses                    (45,582)                               (44,102)
Cash and due from banks                            142,561                                141,652
Other assets                                       613,810                                474,942
                                                -----------
   Total assets                                 $6,421,046                             $6,113,920
                                                ===========


LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Demand/money market deposits                    $1,176,127        2,940     1.00       $1,106,812        1,722     0.63
Savings deposits                                   760,314          546     0.29          771,270          573     0.30
Direct time deposits                               786,388        4,896     2.50          850,667        3,941     1.86
Brokered time deposits                             391,977        3,430     3.51          338,392        3,308     3.93
Short-term borrowings                              754,225        4,819     2.56          589,075        1,365     0.93
Long-term debt                                   1,085,186        9,887     3.65        1,171,125       10,601     3.64
                                                ----------     --------                ----------      -------
   Total interest-bearing liabilities            4,954,217       26,518     2.15        4,827,341       21,510     1.79
                                                ----------     --------                ----------      -------
Noninterest-bearing demand deposits                817,408                                752,198
Other liabilities                                   23,728                                 25,489
Stockholders' equity                               625,693                                508,892
                                                -----------                            ----------
   Total liabilities and stockholders' equity   $6,421,046                             $6,113,920
                                                ===========                            ==========
 Net interest-earning assets                    $  756,040                             $  714,087
                                                ===========                            ==========
Net interest income (tax-equivalent)                             50,953                                 45,546
Less: tax-equivalent adjustment                                    (198)                                  (197)
                                                               ---------
Net interest income                                            $ 50,755                                $45,349
                                                               =========                               =======
Net yield on interest-earning assets                                        3.58 %                                 3.31 %


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET
INTEREST INCOME
                                                                                                            2005/2004
                                                                                                     Income/Expense Variance
                                                       2005/2004 Increase/(Decrease)                     Due to Change In
                                              ------------------------------------------------      --------------------------
(dollars in thousands)                          Average         %         Income/        %            Average         Average
(tax-equivalent basis)                          Balance      Change       Expense     Change           Rate           Volume
                                              -----------   --------     ---------  ----------      -----------      ----------
ASSETS:
Interest-earning assets:
Originated residential                         $ (19,927)    (18.4)%      $  (454)     (23.8)%        $  (123)        $  (331)
Home equity                                      199,825      34.9          4,065       62.4            1,485           2,580
Acquired residential                            (109,398)    (17.5)        (1,512)     (17.0)              28          (1,540)
Marine                                           (22,227)     (4.9)          (272)      (4.8)              (6)           (266)
Other consumer                                   (14,346)    (29.2)          (165)     (18.0)             129            (294)
Commercial mortgage                               49,256      11.5          1,662       29.5              965             697
Residential construction                          82,274      40.1          2,472      110.3            1,367           1,105
Commercial construction                           34,269      13.2          2,098       90.2            1,754             344
Commercial business                               82,035      13.8          1,106       11.5             (220)          1,326
                                               -----------                ---------
    Total loans                                  281,761       8.6          9,000       20.6
                                               -----------                ---------

Loans held for sale                               (1,756)    (23.0)           (22)     (20.2)               4             (26)
Short-term investments                            (6,364)    (39.0)            16       33.3               40             (24)
Taxable investment securities                   (100,868)     (4.6)         1,489        6.5            2,553          (1,064)
Tax-advantaged investment securities              (3,944)    (23.9)           (68)     (21.7)               8             (76)
                                               -----------                ---------
    Total investment securities                 (104,812)     (4.7)         1,421        6.1
                                               -----------                ---------
    Total interest-earning assets                168,829       3.0         10,415       15.5            8,279           2,136
                                               -----------                ---------
Less: allowance for loan losses                   (1,480)      3.4
Cash and due from banks                              909       0.6
Other assets                                     138,868      29.2
                                               -----------
    Total assets                               $ 307,126       5.0
                                               ===========


LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Demand/money market deposits                   $  69,315       6.3          1,218       70.7            1,103             115
Savings deposits                                 (10,956)     (1.4)           (27)      (4.7)             (19)             (8)
Direct time deposits                             (64,279)     (7.6)           955       24.2            1,270            (315)
Brokered time deposits                            53,585      15.8            122        3.7             (375)            497
Short-term borrowings                            165,150      28.0          3,454      253.0            2,977             477
Long-term debt                                   (85,939)     (7.3)          (714)      (6.7)              41            (755)
                                               -----------                ---------
    Total interest-bearing liabilities           126,876       2.6          5,008       23.3            4,421             587
                                               -----------                ---------
Noninterest-bearing demand deposits               65,210       8.7
Other liabilities                                 (1,761)     (6.9)
Stockholders' equity                             116,801      23.0
    Total liabilities and stockholders' equity $ 307,126       5.0
                                               ===========
Net interest-earning assets                    $  41,953       5.9
                                               ===========
Net interest income (tax-equivalent)                                        5,407       11.9          $ 3,858         $ 1,549
Less: tax-equivalent adjustment                                                (1)       0.5
                                                                          ---------
Net interest income                                                       $ 5,406       11.9
                                                                          =========



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET
INTEREST INCOME

                                                      Three Months Ended                     Three Months Ended
                                                         June 30, 2005                         March 31, 2005
                                           ---------------------------------------   -------------------------------------
(dollars in thousands)                           Average       Income/     Yield/       Average       Income/     Yield/
(tax-equivalent basis)                           Balance       Expense      Rate        Balance       Expense      Rate
                                           -------------  -----------  -----------   -------------  -----------  ---------

ASSETS:
Interest-earning assets:
Originated residential                          $   88,228     $  1,456     6.62 %     $   97,550      $ 1,694     7.04 %
Home equity                                        772,541       10,578     5.49          724,721        9,352     5.23
Acquired residential                               515,747        7,372     5.73          542,295        7,791     5.83
Marine                                             427,921        5,410     5.07          432,891        5,583     5.23
Other consumer                                      34,847          752     8.66           38,250          771     8.17
Commercial mortgage                                478,535        7,288     6.11          484,661        7,172     6.00
Residential construction                           287,238        4,714     6.58          259,940        3,886     6.06
Commercial construction                            293,357        4,424     6.05          281,705        3,914     5.63
Commercial business                                676,863       10,721     6.35          678,183       10,529     6.30
                                                -----------    --------                ----------      --------
    Total loans                                  3,575,277       52,715     5.91        3,540,196       50,692     5.81
                                                -----------    --------                ----------      --------
Loans held for sale                                  5,888           87     5.93            6,093           88     5.86
Short-term investments                               9,952           64     2.58            8,671           43     2.01
Taxable investment securities                    2,106,576       24,360     4.64        2,156,984       24,321     4.57
Tax-advantaged investment securities                12,564          245     7.82           12,995          231     7.21
                                                -----------    --------                ----------      -------
    Total investment securities                  2,119,140       24,605     4.66        2,169,979       24,552     4.59
                                                -----------    --------                ----------      --------
    Total interest-earning assets                5,710,257       77,471     5.44        5,724,939       75,375     5.34
                                                -----------    --------                ----------      --------
Less: allowance for loan losses                    (45,582)                               (46,051)
Cash and due from banks                            142,561                                127,760
Other assets                                       613,810                                619,100
                                                -----------
   Total assets                                 $6,421,046                             $6,425,748
                                                ===========                            ==========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Demand/money market deposits                    $1,176,127        2,940     1.00       $1,061,263        2,221     0.85
Savings deposits                                   760,314          546     0.29          749,080          540     0.29
Direct time deposits                               786,388        4,896     2.50          794,337        4,402     2.25
Brokered time deposits                             391,977        3,430     3.51          373,809        2,964     3.22
Short-term borrowings                              754,225        4,819     2.56          837,946        4,473     2.16
Long-term debt                                   1,085,186        9,887     3.65        1,179,425       10,266     3.53
                                                ----------     --------                ----------      --------
    Total interest-bearing liabilities           4,954,217       26,518     2.15        4,995,860       24,866     2.02
                                                ----------     --------                ----------      --------
Noninterest-bearing demand deposits                817,408                                783,673
Other liabilities                                   23,728                                 27,416
Stockholders' equity                               625,693                                618,799
                                                -----------                            ----------
    Total liabilities and stockholders' equity  $6,421,046                             $6,425,748
                                                ===========                            ==========
 Net interest-earning assets                    $  756,040                             $  729,079
                                                ===========                            ==========
Net interest income (tax-equivalent)                             50,953                                 50,509
Less: tax-equivalent adjustment                                    (198)                                  (188)
                                                               ---------                               --------
Net interest income                                            $ 50,755                                $50,321
                                                               =========                               ========

Net yield on interest-earning assets                                        3.58 %                                 3.58 %


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET
INTEREST INCOME

                                                                                                          Quarter to Quarter
                                                                                                       Income/Expense Variance
                                                       Quarter to Quarter Increase/(Decrease)              Due to Change In
                                               ------------------------------------------------      ---------------------------
(dollars in thousands)                            Average       %          Income/       %             Average         Average
(tax-equivalent basis)                            Balance     Change       Expense     Change            Rate           Volume
                                               -----------   --------     ---------  ----------      -----------      ----------
ASSETS:
Interest-earning assets:
Originated residential                          $  (9,322)     (9.6)%      $  (238)     (14.0)%         $   (92)        $ (146)
Home equity                                        47,820       6.6          1,226       13.1               525            701
Acquired residential                              (26,548)     (4.9)          (419)      (5.4)             (103)          (316)
Marine                                             (4,970)     (1.1)          (173)      (3.1)             (126)           (47)
Other consumer                                     (3,403)     (8.9)           (19)      (2.5)               48            (67)
Commercial mortgage                                (6,126)     (1.3)           116        1.6               175            (59)
Residential construction                           27,298      10.5            828       21.3               372            456
Commercial construction                            11,652       4.1            510       13.0               326            184
Commercial business                                (1,320)     (0.2)           192        1.8               192              -
                                               -----------                ---------
Total loans                                        35,081       1.0          2,023        4.0
                                               -----------                ---------

Loans held for sale                                  (205)     (3.4)            (1)      (1.1)                1             (2)
Short-term investments                              1,281      14.8             21       48.8                14              7
Taxable investment securities                     (50,408)     (2.3)            39        0.2               451           (412)
Tax-advantaged investment securities                 (431)     (3.3)            14        6.1                21             (7)
                                               -----------                ---------
    Total investment securities                   (50,839)     (2.3)            53        0.2
                                               -----------                ---------
    Total interest-earning assets                 (14,682)     (0.3)         2,096        2.8             2,193            (97)
                                               -----------                ---------
Less: allowance for loan losses                       469      (1.0)

Cash and due from banks                            14,801      11.6
Other assets                                       (5,290)     (0.9)
                                               -----------
Total assets                                    $  (4,702)     (0.1)
                                               ===========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Demand/money market deposits                    $ 114,864      10.8            719       32.4               450            269
Savings deposits                                   11,234       1.5              6        1.1                (5)            11
Direct time deposits                               (7,949)     (1.0)           494       11.2               535            (41)
Brokered time deposits                             18,168       4.9            466       15.7               304            162
Short-term borrowings                             (83,721)    (10.0)           346        7.7               810           (464)
Long-term debt                                    (94,239)     (8.0)          (379)      (3.7)              391           (770)
                                               -----------                ---------
    Total interest-bearing liabilities            (41,643)     (0.8)         1,652        6.6             1,831           (179)
                                               -----------                ---------
Noninterest-bearing demand deposits                33,735       4.3
Other liabilities                                  (3,688)    (13.5)
Stockholders' equity                                6,894       1.1
                                               -----------
    Total liabilities and stockholders' equity  $  (4,702)     (0.1)
                                               ===========
Net interest-earning assets                     $  26,961       3.7
                                               ===========
Net interest income (tax-equivalent)                                           444        0.9           $   362           $ 82
Less: tax-equivalent adjustment                                                (10)       5.3
                                                                          ---------
Net interest income                                                        $   434        0.9
                                                                          =========



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET
INTEREST INCOME

                                                    Six Months Ended                       Six Months Ended
                                                      June 30, 2005                         June 30, 2004
                                          -------------------------------------   --------------------------------------
(dollars in thousands)                       Average        Income/     Yield/      Average        Income/      Yield/
(tax-equivalent basis)                       Balance        Expense      Rate       Balance        Expense       Rate
                                          ----------    ----------  -----------   ----------      ---------   ----------
ASSETS:
Interest-earning assets:
Originated residential                     $   92,863    $   3,150      6.84 %    $   91,544    $   3,220       7.07 %
Home equity                                   748,764       19,930      5.37         545,868       12,645       4.66
Acquired residential                          528,948       15,163      5.78         614,604       17,891       5.85
Marine                                        430,392       10,993      5.15         456,927       11,729       5.16
Other consumer                                 36,539        1,523      8.41          46,776        1,788       7.69
Commercial mortgage                           481,581       14,460      6.05         375,611        9,965       5.34
Residential construction                      273,664        8,600      6.34         187,366        4,268       4.58
Commercial construction                       287,563        8,338      5.85         237,868        4,342       3.67
Commercial business                           677,519       21,250      6.32         495,221       15,035       6.11
                                          ------------   ----------               -----------   ----------
    Total loans                             3,557,833      103,407      5.86       3,051,785       80,883       5.33
                                          ------------   ----------               -----------   ----------
Loans held for sale                             5,990          175      5.89           5,897          173       5.90
Short-term investments                          9,315          107      2.32           8,954           50       1.12
Taxable investment securities               2,131,641       48,681      4.61       2,141,981       45,405       4.26
Tax-advantaged investment securities           12,778          476      7.51          16,654          611       7.38
                                          ------------   ----------               -----------   ----------
    Total investment securities             2,144,419       49,157      4.62       2,158,635       46,016       4.29
                                          ------------   ----------               -----------   ----------
    Total interest-earning assets           5,717,557      152,846      5.39       5,225,271      127,122       4.89
                                          ------------   ----------               -----------   ----------
Less: allowance for loan losses               (45,815)                               (39,839)

Cash and due from banks                       135,202                                130,162
Other assets                                  616,440                                356,761
                                          ------------                            -----------
Total assets                               $6,423,384                             $5,672,355
                                          ============                            ===========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Demand/money market deposits               $1,119,012        5,160      0.93      $1,012,042        3,052       0.61
Savings deposits                              754,728        1,086      0.29         743,268        1,083       0.29
Direct Time deposits                          790,340        9,299      2.37         751,473        7,263       1.94
Brokered Time deposits                        382,943        6,394      3.37         278,627        6,760       4.88
Short-term borrowings                         795,854        9,292      2.35         629,636        2,943       0.94
Long-term debt                              1,132,045       20,153      3.59       1,153,554       21,549       3.76
                                          ------------   ----------               -----------   ----------
  Total interest-bearing liabilities        4,974,922       51,384      2.08       4,568,600       42,650       1.88
                                          ------------   ----------               -----------   ----------
Noninterest-bearing demand deposits           800,634                                659,865
Other liabilities                              25,563                                 23,230
Stockholders' equity                          622,265                                420,660
                                          ------------                            -----------
Total liabilities and stockholders' equity $6,423,384                             $5,672,355
                                          ============                            ===========
Net interest-earning assets                $  742,635                             $  656,671
                                          ============                            ===========
Net interest income (tax-equivalent)                       101,462                                 84,472
Less: tax-equivalent adjustment                               (386)                                  (400)
                                                         ----------                             ----------
Net interest income                                      $ 101,076                              $  84,072
                                                         ==========                             ==========


Net yield on interest-earning assets                                    3.58 %                                  3.25 %


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT
NET INTEREST INCOME                                                                                         2005/2004
                                                                                                     Income/Expense Variance
                                                   2005/2004 Increase/(Decrease)                         Due to Change In
                                          ------------------------------------------------          --------------------------
(dollars in thousands)                      Average         %         Income/        %                Average         Average
(tax-equivalent basis)                      Balance      Change       Expense     Change               Rate           Volume
                                          -----------   --------     ---------  ----------          -----------      ----------
ASSETS:
Interest-earning assets:
Originated residential                      $   1,319        1.4 %    $    (70)       (2.2)%           $  (113)           $ 43
Home equity                                   202,896       37.2         7,285        57.6               2,117           5,168
Acquired residential                          (85,656)     (13.9)       (2,728)      (15.2)               (225)         (2,503)
Marine                                        (26,535)      (5.8)         (736)       (6.3)                (27)           (709)
Other consumer                                (10,237)     (21.9)         (265)      (14.8)                154            (419)
Commercial mortgage                           105,970       28.2         4,495        45.1               1,454           3,041
Residential construction                       86,298       46.1         4,332       101.5               1,968           2,364
Commercial construction                        49,695       20.9         3,996        92.0               2,955           1,041
Commercial business                           182,298       36.8         6,215        41.3                 553           5,662
                                            ----------               -----------
    Total loans                               506,048       16.6        22,524        27.8
                                            ----------               -----------
Loans held for sale                                93        1.6             2         1.2                   -               2
Short-term investments                            361        4.0            57       114.0                  55               2
Taxable investment securities                 (10,340)      (0.5)        3,276         7.2               3,503            (227)
Tax-advantaged investment securities           (3,876)     (23.3)         (135)      (22.1)                 11            (146)
                                            ----------               -----------
    Total investment securities               (14,216)      (0.7)        3,141         6.8
                                            ----------               -----------
    Total interest-earning assets             492,286        9.4        25,724        20.2              13,365          12,359
                                            ----------               -----------
Less: allowance for loan losses                (5,976)      15.0
Cash and due from banks                         5,040        3.9
Other assets                                  259,679       72.8
                                            ----------
Total assets                                $ 751,029       13.2
                                            ==========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Demand/money market deposits                $ 106,970       10.6         2,108        69.1               1,759             349
Savings deposits                               11,460        1.5             3         0.3                 (12)             15
Direct Time deposits                           38,867        5.2         2,036        28.0               1,650             386
Brokered Time deposits                        104,316       37.4          (366)       (5.4)             (2,452)          2,086
Short-term borrowings                         166,218       26.4         6,349       215.7               5,402             947
Long-term debt                                (21,509)      (1.9)       (1,396)       (6.5)               (983)           (413)
                                            ----------               -----------
  Total interest-bearing liabilities          406,322        8.9         8,734        20.5               4,819           3,915
                                            ----------               -----------
Noninterest-bearing demand deposits           140,769       21.3
Other liabilities                               2,333       10.0
Stockholders' equity                          201,605       47.9
                                            ----------
Total liabilities and stockholders' equity  $ 751,029       13.2
                                            ==========
Net interest-earning assets                 $  85,964       13.1
                                            ==========
Net interest income (tax-equivalent)                                    16,990        20.1             $ 8,546         $ 8,444
Less: tax-equivalent adjustment                                             14        (3.5)
                                                                     -----------
Net interest income                                                   $ 17,004        20.2
                                                                     ===========